MORTGAGE, LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                   SECURITY AGREEMENT AND FINANCING STATEMENT

                                       By



                                       [ ]

                                   Mortgagor,


                                       To


                           CREDIT SUISSE FIRST BOSTON

                                   Mortgagee,


                            Relating to Premises in:


                                       [ ]

                           DATED AS OF: March 6, 1998



                     This instrument prepared by and, after
                          recording, please return to:

                             Cravath, Swaine & Moore
                                 Worldwide Plaza
                                825 Eighth Avenue
                          New York, New York 10019-7475
                          Attention: David V. Armstrong

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                                       1


                    MORTGAGE, LEASEHOLD MORTGAGE, ASSIGNMENT
                     OF LEASES AND RENTS, SECURITY AGREEMENT
                             AND FINANCING STATEMENT


                           THIS  MORTGAGE,  LEASEHOLD  MORTGAGE,  ASSIGNMENT  OF
                  LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT dated as of March 6, 1998 (this "Mortgage"), by [ ], an [ ] corporation, having an office at [ ] (the "Mortgagor"), to CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), having an office at 11 Madison Avenue, New York, New York 10010, as Collateral Agent (in such capacity, the "Collateral Agent") for the benefit of the Secured Parties (as defined below) (the "Mortgagee").


                                WITNESSETH THAT:

         A. Reference is made to (a) the Credit Agreement dated as of March 6, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among [Terex Corporation, a Delaware corporation] [the Mortgagor], Terex Equipment Limited, a company organized under the laws of Scotland, P.P.M. S.A., a company organized under the laws of the Republic of France, Unit Rig (Australia) Pty. Ltd., a company organized under the laws of New South Wales, and P.P.M. Sp.A., a company organized under the laws of the Republic of Italy, the Lenders (as defined in Article I thereto), the Issuing Banks (as defined in Article I thereto) and CSFB, as administrative agent and as collateral agent for the Lenders,(b) the Guarantee Agreement dated as of March 6, 1998 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement") among the subsidiaries of Terex listed on
Schedule I thereto and the Collateral Agent and (c) the Guarantee Agreement dated as of March 6, 1998 (as amended, supplemented or otherwise modified from time to time, the "Terex Guarantee Agreement") between Terex and the Collateral Agent. Each capitalized term used herein but not defined herein shall have the meaning assigned to such term in the Credit Agreement. As used herein, the term "Secured Parties" shall mean (i) the Lenders, (ii) the Administrative Agent,
(iii) the Collateral Agent, (iv) the Issuing Banks, (v) each counterparty to a Hedging Agreement entered into with any Borrower if such counterparty was a Lender at the time the Hedging Agreement was entered into, (vi) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (vii) the successors and assigns of each of the foregoing. Pursuant to the Credit Agreement, (i) the Lenders have lent or have

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agreed to lend to the Borrowers (a) on a term basis,  Term Loans in an aggregate principal amount not in excess of $375,000,000, and (b) on a revolving basis, Revolving Loans, at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $125,000,000 and (ii) the Issuing Banks have issued and have agreed to issue Letters of Credit in an aggregate face amount at any time outstanding not in excess of $35,000,000 in each case on the terms and subject to the conditions of the Credit Agreement.

         B. In order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit, the Subsidiary Guarantors have agreed to guarantee, pursuant to the Subsidiary Guarantee Agreement, among other things, all the obligations of the Borrowers under the Credit Agreement. Terex has agreed to guarantee, pursuant to the Terex Guarantee Agreement, among other things, all the obligations of the Subsidiary Borrowers under the Credit Agreement.

         C. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Mortgagor of this Mortgage in the form hereof, to secure (a) the due and punctual payment by the Borrowers of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrowers to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual

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payment  and  performance  of all the  covenants,  agreements,  obligations  and liabilities of each other Loan Party under or pursuant to this Mortgage and the other Loan Documents and (d) the due and punctual payment and performance of all obligations of the Borrowers under each Hedging Agreement entered into with any counterparty that was a Lender at the time such Hedging Agreement was entered into (all the monetary and other obligations referred to in this paragraph C being referred to collectively as the "Obligations")[; provided, however, that this Mortgage shall secure no more than $[ ] of the total amount of the Obligations]1.

         D. Pursuant to the requirements of the Credit Agreement, the Mortgagor is entering into this Mortgage to create a security interest in the Mortgaged Property (as defined herein) to secure the performance and payment of the Obligations. The Credit Agreement also requires the granting by the Mortgagor and certain other Loan Parties of other mortgages and deeds of trust (the "Other Mortgages") that create security interests in certain Mortgaged Properties other than the Mortgaged Property to secure the performance of the Obligations.

                                Granting Clauses

         NOW, THEREFORE, IN CONSIDERATION OF the foregoing and in order to secure (A) the due and punctual payment and performance of the Obligations[; provided, however, that this Mortgage shall secure no more than $[ ] of the total amount of the Obligations,]2 (B) the due and punctual payment by the Mortgagor of all taxes and insurance premiums relating to the Mortgaged Property and (C) all disbursements made by Mortgagee for the payment of taxes, common area charges or insurance premiums, all fees, expenses or advances in connection with or relating to the Mortgaged Property, and interest on such disbursements and other amounts not timely paid in accordance with the terms of the Credit Agreement, this Mortgage and the other Loan Documents, Mortgagor hereby grants, conveys, mortgages, assigns and pledges to the Mortgagee (for the ratable benefit of the Secured Parties), a security interest in, all the following described property (the "Mortgaged Property") whether now owned or held or
---------------------
   1 To be included in mortgage tax states only
   2 To be included in mortgage tax states only

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hereafter acquired:

                  (1) all Mortgagor's right, title and interest in all the land more particularly described on Exhibit A hereto (the "Owned Land");

                  (2) all Mortgagor's right, title and interest in and to each leasehold estate created pursuant to the lease or leases more particularly described in Exhibit B hereto (such lease or leases, as amended, supplemented, or otherwise modified from time to time, individually, a "Subject Lease" and, collectively, the "Subject Leases") and affecting the land more particularly described in Exhibit B hereto (the "Leased Land", together with the Owned Land, the "Land"), including, without limitation, all rights of the lessee under each Subject Lease;

                  (3) all Mortgagor's right, title and interest in all rights appurtenant to the Land, including the easements over certain other adjoining land granted by any easement agreements, covenant or restrictive agreements and all air rights, mineral rights, water rights, oil and gas rights and development rights, if any, relating thereto, and also together with all of the other easements, rights, privileges, interests, hereditaments and appurtenances thereunto belonging or in anyway appertaining and all of the estate, right, title, interest, claim or demand whatsoever of Mortgagor therein and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired (the Land and the property described in this subparagraph (3), the "Premises");

                  (4) all Mortgagor's right, title and interest in all buildings, improvements, structures, paving, parking areas, walkways and landscaping now or hereafter erected or located upon the Land, and all fixtures of every kind and type affixed to the Premises or attached to or forming part of any structures, buildings or improvements and replacements thereof now or hereafter erected or located upon the Land (the "Improvements");

                  (5)  all  Mortgagor's   right,   title  and  interest  in  all
         apparatus, movable appliances, building materials, equipment, fittings, furnishings, furniture, machinery and other articles of tangible

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         property of every kind and nature, and replacements  thereof, now or at any time hereafter placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the Improvements or the Premises, including all of Mortgagor's books and records relating thereto and including all pumps, tanks, goods, machinery, tools, equipment, lifts (including fire sprinklers and alarm systems, fire
         prevention  or  control  systems,   cleaning  rigs,  air  conditioning,
         heating, boilers, refrigerating, electronic monitoring, water, loading, unloading, lighting, power, sanitation, waste removal, entertainment,
         communications,   computers,   recreational,   window  or   structural,
         maintenance,  truck or car  repair  and all  other  equipment  of every kind), restaurant, bar and all other indoor or outdoor furniture (including tables, chairs, booths, serving stands, planters, desks, sofas, racks, shelves, lockers and cabinets), bar equipment, glasses, cutlery, uniforms, linens, memorabilia and other decorative items, furnishings, appliances, supplies, inventory, rugs, carpets and other
         floor  coverings,   draperies,  drapery  rods  and  brackets,  awnings,
         venetian blinds, partitions, chandeliers and other lighting fixtures, freezers, refrigerators, walk-in coolers, signs (indoor and outdoor), computer sys tems, cash registers and inventory control systems, and all other apparatus, equipment, furniture, furnishings, and articles used in connection with the use or operation of the Improvements or the Premises, it being understood that the enumeration of any specific articles of property shall in no way result in or be held to exclude any items of property not specifically mentioned (the property referred to in this subparagraph (3), the "Personal Property");

                  (6) all Mortgagor's  right,  title and interest in all general intangibles relating to design, development, operation, management and use of the Premises or the Improvements, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations and consents obtained from and all materials prepared for filing or filed with any governmental agency in connection with the development, use, operation or management of the Premises and Improvements, all construction, service, engineering, consulting, leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Premises and Improvements, all architectural drawings, plans,

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         specifications,    soil   tests,   feasibility   studies,   appraisals,
         environmental  studies,   engineering  reports  and  similar  materials
         relating to any portion of or all of the Premises and Improvements, and all payment and performance bonds or warranties or guarantees relating to the Premises or the Improvements, all to the extent assignable (the "Permits, Plans and Warranties");

                  (7) Mortgagor's interest in and rights under any and all now or hereafter existing leases or licenses (under which Mortgagor is landlord or licensor) and subleases (under which Mortgagor is sublandlord), concession, management, mineral or other agreements of a similar kind that permit the use or occupancy of the Premises or the Improvements for any purpose in return for any payment, or the extraction or taking of any gas, oil, water or other minerals from the Premises in return for payment of any fee, rent or royalty (collectively, "Leases"), and all agreements or contracts for the sale or other disposition of all or any part of the Premises or the Improvements, now or hereafter entered into by Mortgagor, together with all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable thereunder ("Rents");

                  (8) all Mortgagor's right, title and interest in and to all real estate tax refunds and all proceeds of the conversion, voluntary or involuntary, of any of the Mortgaged Property into cash or liquidated claims ("Proceeds"), including Proceeds of insurance maintained by the Mortgagor and condemnation awards, any awards that may become due by reason of the taking by eminent domain or any transfer in lieu thereof of the whole or any part of the Premises or Improvements or any rights appurtenant thereto, and any awards for change of grade of streets, together with any and all moneys now or hereafter on deposit for the payment of real estate taxes, assessments or common area charges levied against the Mortgaged Property, unearned premiums on policies of fire and other insurance maintained by the Mortgagor covering any interest in the Mortgaged Property or required by the Credit Agreement; and

                  (9) all Mortgagor's right, title and interest in and to all extensions, improvements, betterments, renewals, substitutes and replacements of and all additions and appurtenances to, the Land, the Premises, the Improvements, the Personal Property, the Permits, Plans and Warranties and the Leases, hereinafter acquired by or released to

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         the Mortgagor or  constructed,  assembled or placed by the Mortgagor on the Land, the Premises or the Improvements,  and all conversions of the
         security  constituted  thereby,   immediately  upon  such  acquisition,
         release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, deed of trust, conveyance, assignment or other act by the Mortgagor, all of which shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described herein.

         TO HAVE AND TO HOLD the Mortgaged Property unto the Mortgagee, its successors and assigns, for the ratable benefit of the Secured Parties, forever, subject only to the Permitted Encumbrances (as hereinafter defined) and to satisfaction and cancelation as provided in Section 3.04.


                                    ARTICLE I

             Representations, Warranties and Covenants of Mortgagor

         Mortgagor agrees, covenants, represents and/or warrants as follows:

         SECTION 1.01. Title. (a) Mortgagor has good and marketable title to an indefeasible fee estate in the Owned Land and Improvements located thereon subject to no lien, charge or encumbrance other than Liens permitted by Section
6.02 of the Credit Agreement (collectively, the "Permitted Encumbrances"). Mortgagor is lawfully seized and possessed of and has a valid subsisting leasehold estate in the Leased Land and Improvements located thereon subject to no lien, charge or encumbrance other than the Permitted Encumbrances. This Mortgage is and will remain a valid and enforceable first and prior Lien on the Premises, Improvements and Rents subject only to the Permitted Encumbrances. The Permitted Encumbrances do not materially interfere with the current use, enjoyment, occupancy or operation of the Mortgaged Property.

         (b) The Mortgaged Property is served by water, gas, electric, septic, storm and sanitary sewage facilities, as may be applicable, and such utilities serving the Premises and the Improvements are located in and in the future will be located fully within the Premises or, in the case of such utilities, within

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any  right of way  abutting  the  Premises.  There is  vehicular  access  to the
Premises and the Improvements which is provided by either a public  right-of-way
abutting  and  contiguous  with  the  Land  or  valid  recorded   unsubordinated
easements.

         (c) Except as set forth on Schedule A, there are no leases (under which Mortgagor is the lessor) affecting a material portion of the Mortgaged Property. Each Lease is in full force and effect, and, except as set forth on Schedule A hereto, Mortgagor has not given nor received any uncured or unwaived notice of default with respect to any material obligation under any Lease. Each Lease is subject to no lien, charge or encumbrance other than this Mortgage and the Permitted Encumbrances. There is no pending or contemplated condemnation proceeding affecting the Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Mortgagor is not obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein.

         (d) All easement agreements, covenant or restrictive agreements, supplemental agreements and any other instruments hereinabove referred to and mortgaged hereby (collectively, the "Agreements") are and will remain valid, subsisting and in full force and effect, unless the failure to remain valid, subsisting and in full force and effect, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the use and operation of the Mortgaged Property by the Mortgagor for its intended use ("Material Adverse Effect"), and Mortgagor is not in default thereunder and has fully performed the material terms thereof required to be performed through the date hereof, and has no knowledge of any default thereunder or failure to fully perform the terms thereof by any other party, nor of the occurrence of any event that after notice or the passage of time or both will constitute a default thereunder except such default as could not reasonably be expected to have a Material Adverse Effect. The Mortgaged Property complies with all laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements pertaining to the Mortgaged Property (including any applicable environmental, zoning, building, fire, occupational health and safety, use and land use laws, ordinances, rules or regulations, approvals, building permits and certificates of occupancy (collectively, the "Legal Requirements")), except for any Legal Requirements, the failure to comply with which shall not materially and adversely affect the use of the Mortgaged

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Property for the business conducted on, the Mortgaged Property.

         (e) To the extent required, certificates of occupancy and permits are in effect for the Mortgaged Property as currently constructed.

         (f) Mortgagor has good and lawful right and full power and authority to mortgage the Mortgaged Property and will forever warrant and defend its title to the Mortgaged Property, the rights of Mortgagee therein under this Mortgage and the validity and priority of the lien of this Mortgage thereon against the claims of all persons and parties except those having rights under Permitted Encumbrances to the extent of those rights.

         (g) This Mortgage, when duly recorded in the appropriate public records and when financing statements are duly filed in the appropriate public records, will create a valid, perfected and enforceable lien upon and security interest in all the Mortgaged Property and there are no defenses or offsets to this Mortgage or to any of the Obligations secured hereby.

         SECTION 1.02. Credit Agreement; Certain Amounts. (a) This Mortgage is given pursuant to the Credit Agreement. Each and every term and provision of the Credit Agreement (excluding the governing law provisions thereof), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties thereto, shall be considered as if a part of this Mortgage.

         (b) To the extent the representations and covenants contained in this Mortgage are more stringent or expansive than comparable representations and covenants contained in the Credit Agreement, the representations and covenants contained herein shall be construed to supplement the representations and covenants in the Credit Agreement without creating a conflict or inconsistency therewith, and Mortgagor shall be bound to the more stringent or expansive representations and covenants hereunder, provided, however, that any item, claim, action, omission or other matter expressly permitted by the Credit Agreement with respect to the Mortgaged Property shall be permitted hereunder.

         (c) If any remedy or right of Mortgagee pursuant hereto is acted upon by Mortgagee or if any actions or proceedings (including any bankruptcy,

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insolvency or  reorganization  proceedings)  are commenced in which Mortgagee is made a party and is obliged to defend or uphold or enforce this Mortgage or the rights of Mortgagee hereunder or the terms of any Lease, or if a condemnation proceeding is instituted affecting the Mortgaged Property, Mortgagor will pay all reasonable sums, including reasonable attorneys' fees and disbursements, incurred by Mortgagee related to the exercise of any remedy or right of Mortgagee pursuant hereto or for the expense of any such action or proceeding together with all statutory or other costs, disbursements and allowances, interest thereon from the date of demand for payment thereof at the rate specified in Section 2.07(d) of the Credit Agreement (the "Default Interest Rate"), and such sums and the interest thereon shall, to the extent permissible by law, be a lien on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching or accruing subsequent to the recording of this Mortgage and shall be secured by this Mortgage to the extent permitted by law. Any payment of amounts due under this Mortgage not made on or before the due date for such payments shall accrue interest daily without notice from the due date until paid at the Default
Interest Rate, and such interest at the Default Interest Rate shall be immediately due upon demand by Mortgagee.

         SECTION 1.03. Payment of Taxes, Liens and Charges. (a) Except as may be expressly permitted by the Credit Agreement, Mortgagor will pay and discharge from time to time prior to the time when the same shall become delinquent, and before any interest or penalty accrues thereon or attaches thereto, all taxes of every kind and nature, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents, all vault charges, and all other public charges, and all service charges, common area charges, private maintenance charges, utility charges and all other private charges, whether of a like or different nature, imposed upon or assessed against the Mortgaged Property or any part thereof or upon the Rents from the Mortgaged Property or arising in respect of the occupancy, use or possession thereof.

         (b) In the event of the passage of any state, Federal, municipal or other governmental law, order, rule or regulation subsequent to the date hereof
(i) deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or in any manner changing or modifying the laws now in force governing the taxation of this Mortgage or debts secured by mortgages

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or deeds of trust (other than laws governing income, franchise and similar taxes generally) or the manner of collecting taxes thereon and (ii) imposing a tax to be paid by Mortgagee, either directly or indirectly, on this Mortgage or any of the Loan Documents or to require an amount of taxes to be withheld or deducted therefrom, Mortgagor will promptly after obtaining notice or having knowledge of such event notify Mortgagee of such event. In such event Mortgagor shall (i) agree to enter into such further instruments as may be reasonably necessary or desirable to obligate Mortgagor to make any applicable additional payments and
(ii) Mortgagor shall make such additional payments.

         (c) At any time that an Event of Default shall have occurred hereunder and be continuing, or if required by any law applicable to Mortgagor or to Mortgagee, Mortgagee shall have the right to direct Mortgagor to make an initial deposit on account of real estate taxes and assessments, insurance premiums and common area charges, levied against or payable in respect of the Mortgaged Property in advance and thereafter semi-annually, each such deposit to be equal to one-half of any such annual charges estimated in a reasonable manner by Mortgagee in order to accumulate with Mortgagee sufficient funds to pay such taxes, assessments, insurance premiums and charges.

         SECTION 1.04. Payment of Closing Costs. Mortgagor shall pay all reasonable costs in connection with, relating to or arising out of the preparation, execution and recording of this Mortgage, including title company premiums and charges, inspection costs, survey costs, recording fees and taxes, reasonable attorneys' fees and disbursements and all other similar reasonable expenses of every kind.

         SECTION 1.05. Alterations and Waste; Plans. (a) Mortgagor will not alter, demolish, remove, renovate, expand, add to or erect any additions to the existing Improvements or other structures or any part thereof on the Premises which will materially interfere with the operation conducted thereon on the date hereof, without the written consent of Mortgagee (which consent will not be unreasonably withheld). Mortgagor will not commit any waste on the Mortgaged Property or make any alteration to, or change in the use of, the Mortgaged Property that will diminish the utility thereof for the operation of the business except as may be permitted under the Credit Agreement or materially increase any ordinary fire or other hazard arising out of construction or operation, but in no event shall any such alteration or change by contrary to the terms of any insurance policy required to be kept pursuant to Section 1.06. Mortgagor will maintain and operate the Improvements and Personal Property in commercially reasonable working order and condition.

         (b) To the extent the same exist on the date hereof or are obtained in connection with future permitted alterations, Mortgagor shall maintain a complete set of final plans, specifications, blueprints and drawings for the Mortgaged Property either at the Mortgaged Property or in a particular office at the headquarters of Mortgagor to which Mortgagee shall have access upon reasonable advance notice and at reasonable times.

         SECTION 1.06. Insurance. Mortgagor will keep, cause to be kept or ensure that Terex keeps the Improvements and Personal Property insured against such risks, and in the manner, required by Section 5.02 of the Credit Agreement.

         SECTION 1.07. Casualty and Condemnation. (a) The Mortgagor will furnish to the Mortgagee prompt written notice of any casualty or other insured damage to the Mortgaged Property or any portion thereof ("Casualty") or the taking of the Mortgaged Property or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding ("Condemnation") or the commencement of any action or proceeding for Condemnation.

                  (b) If any Casualty results in cash proceeds (whether in the form of insurance proceeds or otherwise) ("Casualty Proceeds") or any Condemnation results in cash proceeds ("Condemnation Proceeds", and together with Casualty Proceeds, "Proceeds"), the Mortgagee is authorized to collect such Proceeds and, if received by the Mortgagor, such Proceeds shall be paid over to the Mortgagee; provided that (i) if the aggregate Proceeds in respect of such event (other than proceeds of business interruption insurance) are less than $1,000,000, such Proceeds shall be paid over to the Mortgagor unless a Default or Event of Default has occurred and is continuing, and (ii) all proceeds of business income insurance shall be paid over to the Mortgagor unless a Default or Event of Default has occurred and is continuing. All such Proceeds retained by or paid over to the Mortgagee shall be held by the Mortgagee and released or applied in accordance with this Section 1.07.

         (c) Proceeds relating to the Mortgaged Property held by the Mortgagee pursuant to subsection (b) of this Section 1.07 shall be applied by the Mortgagee to the payment of the cost of restoring or replacing the Mortgaged Property so damaged, destroyed or taken or of the portion or portions of the Mortgaged Property not so taken (the "Work") and shall be paid out from time to time to the Mortgagor as and to the extent the Work (or the location and acquisition of any replacement of the Mortgaged Property) progresses for the payment thereof, but subject to each of the following conditions:

                  (i) the Mortgagor must promptly commence the restoration process or the location, acquisition and replacement process in connection with the Mortgaged Property;

                 (ii) the improvements shall (A) be in compliance with all requirements of applicable Governmental Authorities such that all representations and warranties of the Mortgagor relating to the compliance of such Mortgaged Property with applicable laws, rules or regulations in the Credit Agreement or this Mortgage will be correct in all respects and (B) be at least equal in value and general utility to the improvements that were on such Mortgaged Property (or that were on the Mortgaged Property that has been replaced, if applicable) prior to the casualty or condemnation, and in the case of a condemnation, subject to the effect of such condemnation;

                (iii) except as provided in (iv) below, each request for payment shall be made on three business days' prior notice to the Mortgagee and shall be accompanied by a certificate of the Mortgagor, stating (A) that the sum requested is justly required to reimburse the Mortgagor for payments by the Mortgagor to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a brief description of such services and materials), (B) no Event of Default has occurred and is continuing and (C) that, when added to all sums previously paid out by the Mortgagee, the sum requested does not exceed the value of the Work done to the date of such certificate;

                 (iv)  each   request  for  payment  in   connection   with  the
         acquisition of a replacement Mortgaged Property shall be made on

         30 days' prior notice to the Mortgagee  and, in  connection  therewith,
         (A) each such request shall be accompanied by a copy of the sales contract or other document governing the acquisition of the replacement property by the Mortgagor and a certificate of the Mortgagor stating that the sum requested represents the sales price under such contract or document and the related reasonable transaction fees and expenses (including brokerage fees) and setting forth in sufficient detail the various components of such requested sum and (B) the Mortgagor shall
         (I) in addition to any other items required to be delivered  under this
         Section 1.07), provide the Mortgagee with such opinions, documents, certificates, title insurance policies, surveys and other insurance policies as they may reasonably request and (II) take such other actions as the Mortgagee may reasonably deem necessary or appropriate (including actions with respect to the delivery to the Mortgagee of a first priority Mortgage with respect to such real property for the ratable benefit of the Secured Parties);

                  (v) upon request of the Mortgagee, the Mortgagor shall provide the Mortgagee with waivers of lien satisfactory to the Mortgagee covering that part of the Work for which payment or reimbursement is being requested and, if required by the Mortgagee, by a search prepared by a title company or licensed abstractor or by other evidence satisfactory to the Mortgagee, that there has not been filed with respect to such Mortgaged Property any mechanics' or other lien or instrument for the retention of title in respect of any part of the Work not discharged of record or bonded to the reasonable satisfaction of the Mortgagee;

                 (vi) there shall be no Event of Default that has occurred and is continuing;

                (vii) the request for any payment after the Work has been completed shall be accompanied by a copy of any certificate or certificates required by law to render occupancy of the improvements being rebuilt, repaired or restored legal; and

               (viii) after commencing the Work, the Mortgagor shall continue to perform the Work diligently and in good faith to completion in accordance with the approved plans and specifications.

                  (d) If requested by Mortgagor, or if any Proceeds retained by or paid over to the Mortgagee as provided above continue to be held by the Mortgagee on the date that is 365 days after the occurrence of the event resulting in such Proceeds, then such Proceeds shall be applied to prepay Term Borrowings as provided in Section 2.13(f) of the Credit Agreement.

                  (e) Nothing in this Section 1.07 shall prevent the Mortgagee from applying at any time all or any part of any Proceeds to (i) the curing of any Event of Default under the Credit Agreement or (ii) the payment of any of the Obligations after the occurrence and during the continuance of an Event of Default.

         SECTION 1.08. Assignment of Leases and Rents. (a) Mortgagor hereby irrevocably and absolutely grants, transfers and assigns and grants a security interest in all of its right title and interest in all Leases, together with any and all extensions and renewals thereof for purposes of securing and discharging the performance by Mortgagor of the Obligations. Mortgagor has not assigned or executed any assignment of, and will not assign or execute any assignment of, any other Lease or their respective Rents to anyone other than Mortgagee.

         (b) Without Mortgagee's prior written consent, Mortgagor will not modify, amend, terminate or consent to the cancelation, surrender or assignment of any Lease if such modification, amendment, termination or consent could reasonably be expected to be adverse to the interests of the Secured Parties or the lien created by this Mortgage or have a materially adverse effect on the value of the Mortgaged Property.

         (c) Subject to Section 1.08(d), Mortgagor has assigned and transferred to Mortgagee all of Mortgagor's right, title and interest in and to the Rents now or hereafter arising from each Lease heretofore or hereafter made or agreed to by Mortgagor, it being intended that this assignment establish, subject to
Section 1.08(b), an absolute transfer and assignment of all Rents and all Leases to Mortgagee and not merely to grant a security interest therein. Subject to
Section 1.08(d), Mortgagee may in Mortgagor's name and stead (with or without first taking possession of any of the Mortgaged Property personally or by receiver as provided herein) operate the Mortgaged Property and rent, lease or let all or any portion of any of the Mortgaged Property to any party or parties at such rental and upon such terms as Mortgagee shall, in its sole discretion, determine, and may collect and have the benefit of all of said Rents arising from or accruing at any time thereafter or that may thereafter become due under any Lease.

         (d) So long as an Event of Default shall not have occurred and be continuing, Mortgagee will not exercise any of its rights under Section 1.08(c), and Mortgagor shall receive and collect the Rents accruing under any Lease; but after the happening and during the continuance of any Event of Default, Mortgagee may, at its option, receive and collect all Rents and enter upon the Premises and Improvements through its officers, agents, employees or attorneys for such purpose and for the operation and maintenance thereof and otherwise may act in accordance with Section 2.03. Mortgagor hereby irrevocably authorizes and directs each tenant, if any, and each successor, if any, to the interest of any tenant under any Lease, respectively, to rely upon any notice of a claimed Event of Default sent by Mortgagee to any such tenant or any of such tenant's successors in interest, and thereafter to pay Rents to Mortgagee without any obligation or right to inquire as to whether an Event of Default actually exists and even if some notice to the contrary is received from the Mortgagor, who shall have no right or claim against any such tenant or successor in interest for any such Rents so paid to Mortgagee. Each tenant or any of such tenant's successors in interest from whom Mortgagee or any officer, agent, attorney or employee of Mortgagee shall have collected any Rents, shall be authorized to pay Rents to Mortgagor only after such tenant or any of their successors in interest shall have received written notice from Mortgagee that the Event of Default is no longer continuing, unless and until a further notice of an Event of Default is given by Mortgagee to such tenant or any of its successors in interest.

         (e) Mortgagee will not become a mortgagee in possession so long as it does not enter or take actual possession of the Mortgaged Property. In addition, Mortgagee shall not be responsible or liable for performing any of the obligations of the landlord under any Lease, for any waste by any tenant, or others, for any dangerous or defective conditions of any of the Mortgaged Property, for negligence in the management, upkeep, repair or control of any of the Mortgaged Property or any other act or omission by any other person.

         (f) Mortgagor shall furnish to Mortgagee, within 30 days after a request by Mortgagee to do so, a written statement containing the names of all tenants, subtenants and concessionaires of the Premises or Improvements, the terms of any Lease, the space occupied and the rentals or license fees payable thereunder.

         SECTION 1.09. Restrictions on Transfers and Encumbrances. Except as expressly permitted by the Credit Agreement, Mortgagor shall not directly or indirectly sell, convey, deed over, alienate, assign, lease, sublease, license, mortgage, pledge, encumber or otherwise transfer, create, consent to or suffer the creation of any lien, charges or any form of encumbrance upon any interest in or any part of the Mortgaged Property, or be divested of its title to the Mortgaged Property or any interest therein in any manner or way, whether voluntarily or involuntarily (other than resulting from a condemnation), or engage in any common, cooperative, joint, time-sharing or other congregate ownership of all or part thereof; provided, however, that Mortgagor may in the ordinary course of business within reasonable commercial standards, enter into easement or covenant agreements that relate to and/or benefit the operation of the Mortgaged Property and that do not materially and adversely affect the use and operation of the same (except for customary utility easements that service the Mortgaged Property, which are permitted).

         SECTION 1.10. Security Agreement. This Mortgage is both a mortgage of real property and a grant of a security interest in personal property, and shall constitute and serve as a "Security Agreement" within the meaning of the uniform commercial code as adopted in the state wherein the Premises are located ("UCC"). Mortgagor has hereby granted unto Mortgagee a security interest in and to all the Mortgaged Property described in this Mortgage that is not real property, and simultaneously with the recording of this Mortgage, Mortgagor has filed or will file UCC financing statements, and will file continuation statements prior to the lapse thereof, at the appropriate offices in the state in which the Premises are located to perfect the security interest granted by this Mortgage in all the Mortgaged Property that is not real property. Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact and agent, for Mortgagor and in its name, place and stead, in any and all capacities, to execute any document and to file the same in the appropriate offices (to the extent it may lawfully do so), and to perform each and every act and thing reasonably requisite and necessary to be done to perfect the security interest contemplated by the preceding sentence. Mortgagee shall have all rights with respect to the part of the Mortgaged Property that is the subject of a security interest afforded by the UCC in addition to, but not in limitation of, the other rights afforded Mortgagee hereunder and under the Security Agreement.

         SECTION 1.11. Filing and Recording. Mortgagor will cause this Mortgage, any other security instrument creating a security interest in or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the security interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incidental to the execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Personal Property, and any instrument of further assurance and all Federal, state, county and municipal recording, documentary or intangible taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery and recording of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Personal Property or any instrument of further assurance.

         SECTION 1.12. Further Assurances. Upon demand by Mortgagee, Mortgagor will, at the cost of Mortgagor and without expense to Mortgagee, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall from time to time require for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage, and on demand, Mortgagor will also execute and deliver and hereby appoints Mortgagee as its true and lawful attorney-in-fact and agent, for Mortgagor and in its name, place and stead, in any and all capacities, to execute and file to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments reasonably requested by Mortgagee to evidence more effectively the lien hereof upon the Personal Property and to perform each and every act and thing requisite and necessary to be done to accomplish the same.

         SECTION 1.13. Additions to Mortgaged Property. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property hereafter acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor upon the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the lien and security interest of this Mortgage as fully and completely and with the same effect as though now owned by Mortgagor and specifically described in the grant of the Mortgaged Property above, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as Mortgagee may require for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Mortgage.

         SECTION 1.14. No Claims Against Mortgagee. Nothing contained in this Mortgage shall constitute any consent or request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, nor as giving Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Mortgagee in respect thereof.

         SECTION 1.15. Fixture Filing. Certain of the Mortgaged Property is or will become "fixtures" (as that term is defined in the UCC) on the Land, and this Mortgage upon being filed for record in the real estate records of the county wherein such fixtures are situated shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said UCC upon such of the Mortgaged Property that is or may become fixtures.

                                   ARTICLE II

                              Defaults and Remedies

         SECTION 2.01. Events of Default. Any Event of Default under the Credit Agreement (as such term is defined therein) shall constitute an Event of Default under this Mortgage.

         SECTION 2.02. Demand for Payment. If an Event of Default shall occur and be continuing, then, upon written demand of Mortgagee, Mortgagor will pay to Mortgagee all amounts due hereunder and such further amount as shall be sufficient to cover the costs and expenses of collection, including attorneys' fees, disbursements and expenses incurred by Mortgagee and Mortgagee shall be entitled and empowered to institute an action or proceedings at law or in equity for the collection of the sums so due and unpaid, to prosecute any such action or proceedings to judgment or final decree, to enforce any such judgment or final decree against Mortgagor and to collect, in any manner provided by law, all moneys adjudged or decreed to be payable.

         SECTION 2.03.  Rights To Take  Possession,  Operate and Apply Revenues.
(a) If an Event of Default shall occur and be continuing, Mortgagor shall, upon demand of Mortgagee, forthwith surrender to Mortgagee actual possession of the Mortgaged Property and, if and to the extent not prohibited by applicable law, Mortgagee itself, or by such officers or agents as it may appoint, may then enter and take possession of all the Mortgaged Property without the appointment of a receiver or an application therefor, exclude Mortgagor and its agents and employees wholly therefrom, and have access to the books, papers and accounts of Mortgagor.

         (b) If Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after such demand by Mortgagee, Mortgagee may to the extent not prohibited by applicable law, obtain a judgment or decree conferring upon Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of the Mortgaged Property to Mortgagee, to the entry of which judgment or decree Mortgagor hereby specifically consents. Mortgagor will pay to Mortgagee, upon demand, all reasonable expenses of obtaining such judgment or decree, including reasonable compensation to Mortgagee's attorneys and agents with interest thereon at the

Default Interest Rate; and all such expenses and compensation shall, until paid, be secured by this Mortgage.

         (c) Upon every such entry or taking of possession, Mortgagee may, to the extent not prohibited by applicable law, hold, store, use, operate, manage and control the Mortgaged Property, conduct the business thereof and, from time to time, (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon, (ii) purchase or otherwise acquire additional fixtures, personalty and other property, (iii) insure or keep the Mortgaged Property insured, (iv) manage and operate the Mortgaged Property and exercise all the rights and powers of Mortgagor to the same extent as Mortgagor could in its own name or otherwise with respect to the same, and (v) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Mortgagee, all as may from time to time be directed or determined by Mortgagee to be in its best interest and Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact and agent, for Mortgagor and in its name, place and stead, in any and all capacities, to perform any of the foregoing acts. Mortgagee may collect and receive all the Rents, issues, profits and revenues from the Mortgaged Property, including those past due as well as those accruing thereafter, and, after deducting (i) all expenses of taking, holding, managing and operating the Mortgaged Property (including compensation for the services of all persons employed for such purposes), (ii) the costs of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions, (iii) the costs of insurance, (iv) such taxes, assessments and other similar charges as Mortgagee may at its option pay, (v) other proper charges upon the Mortgaged Property or any part thereof and (vi) the compensation, expenses and disbursements of the attorneys and agents of Mortgagee, Mortgagee shall apply the remainder of the moneys and proceeds so received first to the payment of the Mortgagee for the satisfaction of the Obligations, and second, if there is any surplus, to Mortgagor, subject to the entitlement of others thereto under applicable law.

         (d) Whenever, before any sale of the Mortgaged Property under Section 2.06, all Obligations that are then due shall have been paid and all Events of Default fully cured, Mortgagee will surrender possession of the Mortgaged Property back to Mortgagor, its successors or assigns. The same right of taking possession shall, however, arise again if any subsequent Event of Default shall occur and be continuing.

         SECTION 2.04. Right To Cure Failure to Perform. Should Mortgagor [or Terex]3 fail in the payment, performance or observance of any term, covenant or condition required by this Mortgage or the Credit Agreement (with respect to the Mortgaged Property), Mortgagee may at any time after ten days notice to the Mortgager (or, to the extent the Mortgagee deems it necessary to act prior the end of such ten day notice period in order to preserve the Mortgaged Property, the Mortgagor's rights to and use of the Mortgaged Property or the lien created by this Mortgage any shorter notice period) pay, perform or observe the same, and all payments made or costs or expenses incurred by Mortgagee in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor to Mortgagee with interest thereon at the Default Interest Rate. Mortgagee shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Premises or the Improvements or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without having any obligation to so perform or observe and without thereby becoming liable to Mortgagor, to any person in possession holding under Mortgagor or to any other person.

         SECTION 2.05. Right to a Receiver. If an Event of Default shall occur and be continuing, Mortgagee, upon application to a court of competent jurisdiction, shall be entitled as a matter of right to the appointment of a receiver to take possession of and to operate the Mortgaged Property and to collect and apply the Rents. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Mortgaged Property is located. Mortgagor shall pay to Mortgagee upon demand all expenses, including receiver's fees, attorney's fees and disbursements, costs and agent's compensation incurred pursuant to the provisions of this Section 2.05; and all such expenses shall be secured by this Mortgage and shall be, without demand, immediately repaid by Mortgagor to Mortgagee with interest thereon at the Default Interest Rate.

         SECTION 2.06. Foreclosure and Sale. (a) If an Event of Default shall occur and be continuing, Mortgagee may elect to sell the Mortgaged Property or
---------------
     3 Include where Mortgagor is not Terex.

any part of the Mortgaged Property by exercise of the power of foreclosure or of sale granted to Mortgagee by applicable law or this Mortgage. In such case, Mortgagee may commence a civil action to foreclose this Mortgage, or it may proceed and sell the Mortgaged Property to satisfy any Obligation. Mortgagee or an officer appointed by a judgment of foreclosure to sell the Mortgaged Property, may sell all or such parts of the Mortgaged Property as may be chosen by Mortgagee at the time and place of sale fixed by it in a notice of sale, either as a whole or in separate lots, parcels or items as Mortgagee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder. Mortgagee or an officer appointed by a judgment of foreclosure to sell the Mortgaged Property may postpone any foreclosure or other sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale. Without further notice, Mortgagee or an officer appointed to sell the Mortgaged Property may make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. Any person, including Mortgagor or Mortgagee or any designee or affiliate thereof, may purchase at such sale.

         (b) The Mortgaged Property may be sold subject to unpaid taxes and Permitted Encumbrances, and, after deducting all costs, fees and expenses of Mortgagee (including costs of evidence of title in connection with the sale), Mortgagee or an officer that makes any sale shall apply the proceeds of sale in the manner set forth in Section 2.08.

         (c) Any foreclosure or other sale of less than the whole of the Mortgaged Property or any defective or irregular sale made hereunder shall not exhaust the power of foreclosure or of sale provided for herein; and subsequent sales may be made hereunder until the Obligations have been satisfied, or the entirety of the Mortgaged Property has been sold.

         (d) If an Event of Default shall occur and be continuing, Mortgagee may instead of, or in addition to, exercising the rights described in Section 2.06(a) above and either with or without entry or taking possession as herein permitted, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to specifically enforce payment of some or all of the Obligations, or the performance of any term, covenant, condition or agreement of this Mortgage or any other Loan Document or any other right, or

(ii) to pursue any other remedy available to Mortgagee, all as Mortgagee shall determine most effectual for such purposes.

         SECTION 2.07. Other Remedies. (a) In case an Event of Default shall occur and be continuing, Mortgagee may also exercise, to the extent not prohibited by law, any or all of the remedies available to a secured party under the UCC.

         (b) In connection with a sale of the Mortgaged Property or any Personal Property and the application of the proceeds of sale as provided in Section 2.08, Mortgagee shall be entitled to enforce payment of and to receive up to the principal amount of the Obligations, plus all other charges, payments and costs due under this Mortgage, and to recover a deficiency judgment for any portion of the aggregate principal amount of the Obligations remaining unpaid, with interest.

         SECTION 2.08. Application of Sale Proceeds and Rents. After any foreclosure sale of all or any of the Mortgaged Property, Mortgagee shall receive the proceeds of sale, no purchaser shall be required to see to the application of the proceeds and Mortgagee shall apply the proceeds of the sale together with any Rents that may have been collected and any other sums that then may be held by Mortgagee under this Mortgage as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Mortgagee, Administrative Agent or the Collateral Agent (in their capacities as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Mortgage or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Mortgagee hereunder, the Collateral Agent under any other Loan Document on behalf of the Mortgagor or any other Loan Party and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                  THIRD, to the Mortgagor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Mortgagee shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Mortgage. Upon any sale of the Mortgaged Property by the Mortgagee (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Mortgagee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Mortgaged Property so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Mortgagee or such officer or be answerable in any way for the misapplication thereof.

         SECTION 2.09. Mortgagor as Tenant Holding Over. If Mortgagor remains in possession of any of the Mortgaged Property after any foreclosure sale by Mortgagee, at Mortgagee's election Mortgagor shall be deemed a tenant holding over and shall forthwith surrender possession to the purchaser or purchasers at such sale or be summarily dispossessed or evicted according to provisions of law applicable to tenants holding over.

         SECTION 2.10. Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Mortgagor waives, to the extent not prohibited by law, (i) the benefit of all laws now existing or that hereafter may be enacted providing for any appraisement of any portion of the Mortgaged Property, (ii) the benefit of all laws now existing or that may be hereafter enacted in any way extending the time for the enforcement or the collection of amounts due under any of the Obligations or creating or extending a period of redemption from any sale made in collecting said debt or any other amounts due Mortgagee, (iii) any right to at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, homestead exemption, valuation, stay, statute of limitations, extension or redemption, or sale of the Mortgaged Property as separate tracts, units or estates or as a single parcel in the event of foreclosure or notice of deficiency, and (iv) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of or each of the Obligations and marshaling in the event of foreclosure of this Mortgage.

         SECTION 2.11. Discontinuance of Proceedings. In case Mortgagee shall proceed to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall be discontinued or abandoned for any reason, or shall be determined adversely to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had been taken.

         SECTION 2.12. Suits To Protect the Mortgaged Property. Mortgagee shall have power (a) to institute and maintain suits and proceedings to prevent any impairment of the Mortgaged Property by any acts that may be unlawful or in violation of this Mortgage, (b) to preserve or protect its interest in the Mortgaged Property and in the Rents arising therefrom and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of or compliance with such enactment, rule or order would impair the security or be prejudicial to the interest of Mortgagee hereunder.

         SECTION 2.13. Filing Proofs of Claim. In case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Mortgagor, Mortgagee shall, to the extent permitted by law, be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the Obligations secured by this Mortgage at the date of the institution of such proceedings and for any interest accrued, late charges and additional interest or other amounts due or that may become due and payable hereunder after such date.

         SECTION 2.14. Possession by Mortgagee. Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, any of its property or the Mortgaged Property, Mortgagee shall be entitled, to the extent not prohibited by law, to remain in possession and control of all parts of the Mortgaged Property now or hereafter granted under this Mortgage to Mortgagee in accordance with the terms hereof and applicable law.

         SECTION 2.15. Waiver. (a) No delay or failure by Mortgagee to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or be construed to be a waiver of any such breach or Event of Default or acquiescence therein; and every right, power and remedy given by this Mortgage to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee. No consent or waiver by Mortgagee to or of any breach or default by Mortgagor in the performance of the Obligations shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or any other Obligations by Mortgagor hereunder. No failure on the part of Mortgagee to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall constitute a waiver by Mortgagee of its rights hereunder or impair any rights, powers or remedies consequent on any future Event of Default by Mortgagor.

         (b) Even if Mortgagee (i) grants some forbearance or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security for the payment of any sums secured hereby, (iii) waives or does not exercise some right granted herein or under the Loan Documents, (iv) releases a part of the Mortgaged Property from this Mortgage, (v) agrees to change some of the terms, covenants, conditions or agreements of any of the Loan Documents,
(vi)  consents to the filing of a map,  plat or replat  affecting  the Premises,
(vii) consents to the granting of an easement or other right affecting the Premises or (viii) makes or consents to an agreement subordinating Mortgagee's lien on the Mortgaged Property hereunder; no such act or omission shall preclude Mortgagee from exercising any other right, power or privilege herein granted or intended to be granted in the event of any breach or Event of Default then made or of any subsequent default; nor, except as otherwise expressly provided in an instrument executed by Mortgagee, shall this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or part of the Mortgaged Property, Mortgagee is hereby authorized and empowered to deal with any vendee or transferee with reference to the Mortgaged Property secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

         SECTION 2.16. Remedies Cumulative. No right, power or remedy conferred upon or reserved to Mortgagee by this Mortgage is intended to be exclusive of any other right, power or remedy, and each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.


                                   ARTICLE III

                                  Miscellaneous

         SECTION 3.01. Partial Invalidity. In the event any one or more of the provisions contained in this Mortgage should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, at the option of Mortgagee, shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 3.02. Notices. All notices and communications hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. [All communications and notices hereunder to the Mortgagor shall be given to it in care of Terex.]4

         SECTION 3.03. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises and the Improvements and shall apply to, bind and inure to, the benefit of the permitted successors and assigns of Mortgagor and the successors and assigns of Mortgagee.

         SECTION 3.04. Satisfaction and Cancelation. (a) The conveyance to Mortgagee of the Mortgaged Property as security, created and consummated by this Mortgage shall be null and void when all the Obligations have been paid in full, the Lenders have no further commitment to lend under the Credit Agreement, the L/C Exposure has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement.

------------
   4 Include where Mortgagee is not Terex.

         (b) Upon a sale or other transfer by the Mortgagor to any Person who is not a Loan Party of all or any portion of the Mortgaged Property that is permitted under the Credit Agreement and the application of the Net Cash Proceeds of such sale or financing in accordance with the Credit Agreement, or, upon the effectiveness of any written consent to the release of the lien of this Mortgage in all or any portion of the Mortgaged Property, the lien of this Mortgage shall be released from the applicable portion of the Mortgaged Property. The Mortgagor shall give the Mortgagee reasonable written notice of any sale or financing of the Mortgaged Property prior to the closing of such sale or financing.

         (c) In connection with any termination or release pursuant to paragraph
(a) or (b), the Mortgage shall be marked "satisfied" by the Mortgagee, and this Mortgage shall be canceled of record at the request and at the expense of the Mortgagor. Mortgagee shall execute any documents reasonably requested by Mortgagor to evidence the foregoing and Mortgagor will pay all costs and expenses, including reasonable attorneys' fees, disbursements and other charges, incurred by Mortgagee in connection with the preparation and execution of such documents.

         SECTION 3.05. Definitions. As used in this Mortgage, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) "including" shall mean "including but not limited to"; (b) "provisions" shall mean "provisions, terms, covenants and/or conditions"; (c) "lien" shall mean "lien, charge, encumbrance, security interest, mortgage or deed of trust"; (d) "obligation" shall mean "obligation, duty, covenant and/or condition"; and (e) "any of the Mortgaged Property" shall mean "the Mortgaged Property or any part thereof or interest therein". Any act that Mortgagee is permitted to perform hereunder may be performed at any time and from time to time by Mortgagee or any person or entity designated by Mortgagee. Any act that is prohibited to Mortgagor hereunder is also prohibited to all lessees of any of the Mortgaged Property. Each appoint ment of Mortgagee as attorney-in-fact for Mortgagor under the Mortgage is irrevocable, with power of substitution and coupled with an interest. Subject to the applicable provisions hereof, Mortgagee has the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction, in its sole discretion, whenever such consent, approval, acceptance or satisfaction is required hereunder.

         SECTION 3.06. Multisite Real Estate Transaction. Mortgagor acknowledges that this Mortgage is one of a number of Other Mortgages and Security Documents that secure the Obligations. Mortgagor agrees that the lien of this Mortgage shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Mortgagee and without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Mortgagee of any security for or guarantees of any of the Obligations hereby secured, or by any failure, neglect or omission on the part of Mortgagee to realize upon or protect any Obligation or indebtedness hereby secured or any collateral security therefor including the Other Mortgages and other Security Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the Obligations secured or of any of the collateral security therefor, including the Other Mortgages and other Security Documents or of any guarantee thereof, and Mortgagee may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Mortgages and other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Mortgagee's rights and remedies under any or all of the Other Mortgages and other Security Documents shall not in any manner impair the indebtedness hereby secured or the lien of this Mortgage and any exercise of the rights or remedies of Mortgagee hereunder shall not impair the lien of any of the Other Mortgages and other Security Documents or any of Mortgagee's rights and remedies thereunder. Mortgagor specifically consents and agrees that Mortgagee may exercise its rights and remedies hereunder and under the Other Mortgages and other Security Documents separately or concurrently and in any order that it may deem appropriate and waives any rights of subrogation.


                                   ARTICLE IV

                                 Subject Leases

         SECTION 4.01. The Subject Leases. (a) Each Subject Lease is in full force and effect in accordance with the terms thereof, and has not been modified except as expressly set forth on Exhibit B hereto. Mortgagor has delivered to Mortgagee a true, correct and complete copy of each Subject Lease. No material default exists, and to the best knowledge of Mortgagor, no event or act has occurred and no condition exists which with the passage of time or the giving of notice or both would constitute a default, under any Subject Lease. The execution and delivery of this Mortgage by Mortgagor (i) does not require the consent or approval of the landlord under any Subject Lease (or, if any consent or approval of the landlord is required, such has been obtained and a copy of such consent or approval has been delivered to Mortgagee or the Mortgagor will use commercially reasonable efforts to obtain such consent or approval) and (ii) will not violate or result in a default under any Subject Lease.

                  (b) Without the prior written consent of Mortgagee, Mortgagor shall not modify, amend, or in any way alter the terms of any Subject Lease if such modification, amendment or alteration would increase the monetary obligations of the Mortgagor under the Subject Lease or otherwise be adverse in any respect to the interests of Mortgagee or materially lower the value of the Mortgaged Property. Except to the extent expressly permitted under the Credit Agreement, without the prior written consent of Mortgagee (which consent shall not be unreasonably withheld) Mortgagor shall not (i) in any way cancel, release, terminate, surrender or reduce the term of any Subject Lease, (ii) waive, excuse, condone or in any way release or discharge landlord of or from the obligations, covenants, conditions and agreements by said landlord to be done and performed or (iv) consent to the subordination of any Subject Lease to any mortgage unless such subordination is required by the terms of such Subject Lease; provided that the Mortgagor shall take all commercially reasonable steps to ensure such Subject Lease does not require such consent. Any attempt on the part of Mortgagor to do any of the foregoing without such written consent of Mortgagee shall be null and void and of no effect and shall constitute a Default hereunder.

                  (c) Mortgagor shall at all times promptly and faithfully keep and perform in all material respects, or cause to be kept and performed in all material respects, all the covenants and conditions contained in each Subject Lease by the lessee therein to be kept and performed and shall in all material respects conform to and comply with the terms and conditions of each Subject Lease and Mortgagor further covenants that it will not do or permit anything to be done, the doing of which, or refrain from doing anything, the omission of which, will impair the security of this Mortgage or will be reason for declaring a material default under any Subject Lease.

                  (d) Mortgagor shall give Mortgagee notice in writing promptly after obtaining knowledge thereof of any material default on the part of the landlord under any Subject Lease or of the receipt by Mortgagor of any notice of default from the landlord thereunder by providing to Mortgagee a copy of any such notice received by Mortgagor from such landlord and this shall be done without regard to the fact that Mortgagee may be entitled to such notice directly from the landlord. Mortgagor shall promptly notify Mortgagee of any default under any Subject Lease by landlord or giving of any notice by the landlord to Mortgagor of such landlord's intention to end the term thereof. Mortgagor shall furnish to Mortgagee promptly upon Mortgagee's reasonable request any and all information concerning the performance by Mortgagor of the covenants of any Subject Lease and shall permit Mortgagee or its representative at all reasonable times, upon reasonable notice, to make investigation or examination concerning the performance by Mortgagor of the covenants of any Subject Lease.

         (e) Mortgagee may (but shall not be obligated to) at any time after ten days notice to the Mortgagor (or, to the extent the Mortgagee deems it necessary to act prior the end of such ten day notice period on order to preserve the Mortgaged Property, the Mortgagor's rights to and use of the Mortgaged Property or the lien created by this Mortgage, any shorter notice period) take any such action Mortgagee deems necessary or desirable to cure, in whole or in part, any failure of compliance by Mortgagor under any Subject Lease; and upon the receipt by Mortgagee from Mortgagor or the landlord under any Subject Lease of any written notice of default by Mortgagor as the lessee thereunder, Mortgagee may rely thereon, and such notice shall constitute full authority and protection to Mortgagee for any action taken or omitted to be taken in good faith reliance thereon. All sums, including reasonable attorneys' fees, so expended by the Mortgagee to cure or prevent any such default, or expended to sustain the lien of this Mortgage or its priority, shall be deemed secured by this Mortgage and shall be paid by the Mortgagor on demand, with interest accruing thereon at the Default Interest Rate. Subject to the provisions set forth in the first sentence of this Section 4.01(e), Mortgagor hereby expressly grants to Mortgagee (subject to the terms of each Subject Lease), and agrees that Mortgagee shall have, the absolute and immediate right to enter in and upon the Leased Land and the

Improvements or any part thereof to such extent and as often as Mortgagee, in its discretion, deems necessary or desirable in order to cure any such default or alleged default by Mortgagor.

                  (f) Upon the occurrence and continuance of any Event of Default hereunder, all lessee's options, elections and approval rights, together with the right of termination, cancelation, modification, change, supplement, alteration or amendment of each Subject Lease, all of which have been assigned for collateral purposes to Mortgagee, shall automatically vest exclusively in and be exercisable solely by Mortgagee.

                  (g) INTENTIONALLY OMITTED

                  (h) Mortgagor will give Mortgagee prompt written notice of the commencement of any arbitration or appraisal proceeding under and pursuant to the provisions of the Subject Lease. Upon the occurrence and continuance of any Event of Default hereunder, Mortgagee shall have the right, but not the obligation, to intervene and participate in any such proceeding and Mortgagor shall confer with Mortgagee to the extent which Mortgagee deems necessary for the protection of Mortgagee. Mortgagor may compromise any dispute or approval which is the subject of an arbitration or appraisal proceeding with the prior written consent of Mortgagee which will not be unreasonably withheld or delayed.

                  (i) So long as this Mortgage is in effect, there shall be no merger of any Subject Lease or any interest therein, or of the leasehold estate created thereby, with the fee estate in the Land or any portion thereof by reason of the fact that such Subject Lease or such interest therein may be held directly or indirectly by or for the account of any person who shall hold the landlord's leasehold estate or fee estate in the Land or any portion thereof or any interest of the landlord under such Subject Lease. In case the Mortgagor acquires fee title to the Land, this Mortgage shall attach to and cover and be a lien upon the fee title or such other estate so acquired, and such fee title or other estate shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and covered by this Mortgage. Mortgagor shall notify Mortgagee of any such acquisition and, on written request by Mortgagee, shall cause to be executed and recorded all such other and further assurances or other instruments in writing as may in the reasonable opinion of Mortgagee be necessary or appropriate to effect the intent and meaning hereof and shall deliver to Mortgagee an endorsement to Mortgagee's loan title insurance policy insuring that such fee title or other estate is subject to the lien of this Mortgage.

                  (j) In the event that the Mortgagor as lessee under any Subject Lease exercises any option or right to purchase any parcel of land which option or right is granted under said Subject Lease, then upon the vesting of the title of such parcel in the Mortgagor, this Mortgage shall attach to and cover and be a lien upon the fee title or such other estate so acquired, and such fee title or other estate shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and covered by this Mortgage.

                  (k) If any action or proceeding shall be instituted to evict Mortgagor or to recover possession of any leasehold parcel or any part thereof or interest therein or any action or proceeding otherwise affecting any Subject Lease or this Mortgage shall be instituted, then Mortgagor will, promptly upon service thereof on or to Mortgagor, deliver to Mortgagee a notice of motion, order to show cause and of all other provisions, pleadings, and papers, however designated, served in any such action or proceeding.

                  (l) The lien of this Mortgage shall attach to all of Mortgagor's rights and remedies at any time arising under or pursuant to Subsection 365(h) of the Bankruptcy Code, 11 U.S.C. 365(h), as the same may hereafter be amended (the "Bankruptcy Code"), including, without limitation, all of Mortgagor's rights to remain in possession of each leasehold parcel.

                  (m) Mortgagor hereby unconditionally assigns, transfers and sets over to Mortgagee all of Mortgagor's claims and rights to the payment of damages arising from any rejection of any Subject Lease by the lessor or any other fee owner of any leasehold parcel or any portion thereof under the Bankruptcy Code. Mortgagee shall have the right to proceed in its own name or in the name of Mortgagor in respect of any claim, suit, action or proceeding relating to the rejection of the Subject Lease, including, without limitation, the right to file and prosecute, without joining or the joinder of Mortgagor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case with respect to the lessor or any fee owner of all or a portion of any leasehold parcel under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until, pursuant to
Section 3.04 hereof, the conveyance of the Mortgaged Property to Mortgagee is null and void. Any amounts received by Mortgagee as damages arising out of the rejection of the Subject Lease as aforesaid shall be applied first to all costs and expenses of Mortgagee (including, without limitation, attorneys' fees) incurred in connection with the exercise of any of its rights or remedies under this paragraph. Mortgagor shall promptly make, execute, acknowledge and deliver, in form and substance satisfactory to Mortgagee, a UCC financing statement (Form UCC-1) and all such additional instruments, agreements and other documents, as may at any time hereafter be required by Mortgagee to effectuate and carry out the assignment pursuant to this paragraph.

                  (n) If pursuant to Subsection 365(h)(2) of the Bankruptcy Code, 11 U.S.C. ss. 365(h)(2), Mortgagor shall seek to offset against the rent reserved in any Subject Lease the amount of any damages caused by the nonperformance by the lessor or any fee owner of any of their respective obligations under such Subject Lease after the rejection by the lessor or any fee owner of such Subject Lease under the Bankruptcy Code, then Mortgagor shall, prior to effecting such offset, notify Mortgagee of its intent to do so, setting forth the amount proposed to be so offset and the basis therefor. Mortgagee shall have the right to object to all or any part of such offset that, in the reasonable judgment of Mortgagee, would constitute a breach of such Subject Lease, and in the event of such objection, Mortgagor shall not effect any offset of the amounts so objected to by Mortgagee. Neither Mortgagee's failure to object as aforesaid nor any objection relating to such offset shall constitute an approval of any such offset by Mortgagee.

                  (o) If any action, proceeding, motion or notice shall be commenced or filed in respect of the lessor or any fee owner of any leasehold parcel, or any portion thereof or interest therein, or any Subject Lease in connection with any case under the Bankruptcy Code, then Mortgagee shall have the option, exercisable upon written notice from Mortgagee to Mortgagor, to conduct and control any such litigation with counsel of Mortgagee's choice. Mortgagee may proceed in its own name or in the name of Mortgagor in connection with any such litigation, and Mortgagor agrees to execute any and all powers, authorizations, consents or other documents required by Mortgagee in connection therewith. Mortgagor shall, upon demand, pay to Mortgagee all costs and expenses (including attorneys' fees) paid or incurred by Mortgagee in connection with the prosecution or conduct of any such proceedings. Mortgagor shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of any Subject Lease in any such case under Bankruptcy Code without the prior written consent of Mortgagee.

                  (p) Mortgagor shall, after obtaining knowledge thereof, promptly notify Mortgagee of any filing by or against the lessor or fee owner of any leasehold parcel of a petition under the Bankruptcy Code. At Mortgagee's request, Mortgagor shall promptly deliver to Mortgagee, following receipt, copies of any and all notices, summonses, pleadings, applications and other documents received by Mortgagor in connection with any such petition and any proceedings relating thereto.

                  (q) If there shall be filed by or against Mortgagor a petition under the Bankruptcy Code and Mortgagor, as lessee under any Subject Lease, shall determine to reject such Subject Lease pursuant to Section 365(a) of the Bankruptcy Code, then Mortgagor shall give Mortgagee not less than twenty days' prior notice of the date on which Mortgagor shall apply to the Bankruptcy Court for authority to reject such Subject Lease. Mortgagee shall have the right, but not the obligation, to serve upon Mortgagor within such twenty day period a notice stating that Mortgagee demands that Mortgagor assume and assign such Subject Lease to Mortgagee pursuant to Section 365 of the Bankruptcy Code. If Mortgagee shall serve upon Mortgagor the notice described in the preceding sentence, Mortgagor shall not seek to reject such Subject Lease and shall comply with the demand provided for in the preceding sentence.

                  (r) Effective upon the entry of an order for relief with respect to Mortgagor under the Bankruptcy Code, Mortgagor hereby assigns and transfers to Mortgagee a non-exclusive right to apply to the Bankruptcy Court under subsection 365(d)(4) of the Bankruptcy Code for an order extending the period during which any Subject Lease may be rejected or assumed.

                                    ARTICLE V

                              Particular Provisions

         This Mortgage is subject to the following provisions relating to the particular laws of the state wherein the Premises are located:

         SECTION 5.01. Applicable Law; Certain Particular Provisions. This Mortgage shall be governed by and construed in accordance with the internal law of the State of New York; provided, however, that the provisions of this Mortgage relating to the creation, perfection and enforcement of the lien and security interest created by this Mortgage in respect of the Mortgaged Property and the exercise of each remedy provided hereby, including the power of foreclosure or power of sale procedures set forth in this Mortgage, shall be governed by and construed in accordance with the internal law of the state where the Mortgaged Property is located, and Mortgagor and Mortgagee agrees to submit to jurisdiction and the laying of venue for any suit on this Mortgage in such state. The terms and provisions set forth in Appendix A attached hereto are hereby incorporated by reference as though fully set forth herein. In the event of any conflict between the terms and provisions contained in the body of this Mortgage and the terms and provisions set forth in Appendix A, the terms and provisions set forth in Appendix A shall govern and control.


         IN WITNESS WHEREOF, this Mortgage has been duly executed and delivered to Mortgagee by Mortgagor on the date of the acknowledgment attached hereto.


                                                [               ],

                                                  by:
                                                     ----------------------
                                                     Name:
                                                     Title:

Seal:

STATE OF NEW YORK                   )
                                    )
COUNTY OF NEW YORK                  )



                  I, the undersigned,  a Notary Public in and for said County in said State, do hereby certify that _______________, whose name as of _______________, an ________ corporation, is signed to the foregoing instrument, and who is known to me, and known to be such officer, acknowledged before me on this day that, being informed of the contents of said instrument, (s)he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

               Given under my hand and official seal this the day of , 199__.

                                                                 Exhibit A
                                                               to Mortgage





                                Legal Description

                                                                 Schedule A
                                                                to Mortgage






                          Leases of Mortgaged Property

                                                                  Appendix A
                                                                 to Mortgage




                              Local Law Provisions

                                                                   EXHIBIT B
                                                                 to Mortgage






                                 Subject Leases